                                                                     EXHIBIT 4.5

                           FAR EAST ENERGY CORPORATION
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                          COMMON STOCK, $.001 PAR VALUE


                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS
                                                         -----------------------
THIS CERTIFIES THAT                                      |   CUSIP 307325100   |
                                                         -----------------------
IS THE OWNER OF

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.001 PER SHARE OF

                           FAR EAST ENERGY CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents. This Certificate is not valid until countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of Corporation.

     Dated:




           PRESIDENT/SECRETARY

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek South Drive, Suite 430 Denver, CO 80209


By:
    ----------------------------------------------------------
         Transfer Agent and Registrar Authorized Officer
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                           FAR EAST ENERGY CORPORATION
                         CORPORATE STOCK TRANSFER, INC.
                            TRANSFER FEE: AS REQUIRED

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common         UNIF GIFT MIN ACT -            Custodian for
                                                                 ----------               ----------
     TEN ENT -- as tenants by the entities                         (Cust.)                  (Minor)
                                                                 under Uniform Gifts to Minors
     JT TEN  -- as joint tenants with
                right of survivorship and                        Act of
                not as tenants in common                                ----------------------------
                                                                                 (State)


                    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

     For value received                                          hereby sell, assign and transfer unto
                       -----------------------------------------


                        PLEASE INSERT SOCIAL SECURITY OR OTHER
                            IDENTIFYING NUMBER OF ASSIGNEE
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                 |                                                   |
                 |                                                   |
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                   Please print or type name and address of assignee

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                                                                          Shares
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     of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint


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     Attorney to transfer the said stock on the books of the within-named
     Corporation, with full power of substituion in the premises.

     Dated                                           20
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SIGNATURE GUARANTEED:                            X
                                                   -----------------------------

                                                 X
                                                   -----------------------------


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.